UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549


                               FORM 8-K


                            CURRENT REPORT
               Filed Pursuant to Section 13 OR 15(d) of
                  THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):  NOVEMBER 28, 1995




                  METROMEDIA INTERNATIONAL GROUP, INC.
        (Exact name of registrant as specified in its charter)


           DELAWARE                   1-5706               58-0971455
(State or other jurisdiction     (Commission File        (IRS Employer
      of incorporation)               Number)         Identification Number)


                       945 East Paces Ferry Road
                              Suite 2210
                        ATLANTA, GEORGIA  30326
               (Address of principal executive offices)


Registrant's telephone number, including area code:  (404) 261-6190



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Item 5.     OTHER EVENTS


          On November 28, 1995, Metromedia International Group, Inc. (the

"Company"), reached an agreement in principle to acquire Motion Picture

Corporation of America ("MPCA") in its entirety (the "Proposed MPCA

Transaction").  The purchase price will be up to approximately $32.5 million, consisting of the common stock of the Company and cash.  MPCA will become a subsidiary of the Company.  Bradley R. Krevoy and Steven

Stabler will serve as co-presidents of MPCA and Jeffrey Ivers will serve as MPCA's Chief Financial Officer.

          MPCA is an entertainment company which produces and distributes independent feature films and television properties.  MPCA has a library of 40 films and recently launched an interactive CD-Rom video division.

MPCA also acquires theatrical rights for the films produced by others and distributes these films.

          The consummation of the Proposed MPCA Transaction is subject,

among other things, to the successful negotiation and execution of definitive agreements, approval of the Proposed MPCA Transaction by the

Board of Directors of the Company, the completion of a satisfactory due diligence investigation of MPCA by the Company, the receipt of all required consents and regulatory approvals, including the lapse or early termination of the applicable waiting period

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under Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the

"HSR Act"), and other customary conditions.

          A press release describing the Proposed MPCA Transaction is filed with this Report as Exhibit 99.2.


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                                  Page 4


Item 7.   FINANCIAL STATEMENTS, PRO FORMA
          FINANCIAL INFORMATION AND EXHIBITS


     (c)  The following are exhibits to this Report and are filed herewith:

          Exhibit 99.1   Letter of Intent dated November 17, 1995, among

                         Metromedia International Group, Inc., Bradley R.

                         Krevoy and Steven Stabler relating to the

                         proposed acquisition of Motion Picture

                         Corporation of America.

          Exhibit 99.2   Press Release relating to the proposed

                         acquisition of Motion Picture Corporation of

                         America.




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                            SIGNATURES



          Pursuant to the requirements of the Securities Exchange Act of

1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                    METROMEDIA INTERNATIONAL GROUP, INC.
                    (Registrant)


                    By: /S/ ARNOLD L. WADLER
                       ----------------------------
                       Arnold L. Wadler
                       Senior Vice President
                       and General Counsel


Dated:  December 8, 1995


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                           EXHIBIT INDEX

               METROMEDIA INTERNATIONAL GROUP, INC.

                    Current Report on Form 8-K
                      Dated November 28, 1995


     EXHIBIT NO.              DESCRIPTION

     99.1 Letter of Intent dated November 17, 1995 among Metromedia International Group, Inc., Bradley R. Krevoy and Steven Stabler relating to the proposed acquisition of Motion Picture Corporation of America.

     99.2 Press Release relating to the proposed acquisition of Motion Picture Corporation of America.